[LOGO]

                              THE JAPAN FUND, INC.

                                Semiannual Report

                                  June 30, 1999
                              A no-load mutual fund

                        Scudder Kemper Investments, Inc.
                               Investment Manager

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

                                     [LOGO]

                              THE JAPAN FUND, INC.

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------

Portfolio Management Discussion .......................................     3
 Reviews the period's investing strategies, financial markets, and economic conditions

Performance Update ....................................................     6

Portfolio Summary .....................................................     7

Investment Portfolio ..................................................     8
 Itemized list of your Fund's portfolio holdings

Financial Statements ..................................................    13

Financial Highlights ..................................................    16

Notes to Financial Statements .........................................    17

Officers and Directors ................................................    21

How to Contact The Japan Fund .................................... Back cover

                              THE JAPAN FUND, INC.
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

         The past six months have been a period of significant transition for the Japanese stock market. Proactive government policies, the accelerated pace of corporate restructuring, and signs that the country's recession may finally be reaching a bottom sparked a remarkable improvement in market sentiment. Substantial investment inflows from overseas helped propel the TOPIX Index to a return of 33.57% in yen and 21.98% in dollars for the six months ended June 30. The Japan Fund returned 34.57% in the period, outpacing the benchmark by a wide margin and placing it in the top 40% of funds in its category, according to Lipper Analytical Services.

                   Stable Economy, Rising Profits Spark Rally

         The rebound in Japan's stock market began in the first quarter on the strength of lower interest rates, an injection of public funds into the banking system, and several restructuring announcements by major Japanese corporations. While the good news was reflected in the 19.56% first quarter return (in yen) of the TOPIX, there was still a great deal of skepticism in the market about the country's ability to mount an economic recovery. In the second quarter, investors received the first positive signal that the turnaround may have begun when the government announced that gross domestic product had jumped at an annualized rate of 7.9% in the first quarter. The upturn in growth, which was well above consensus expectations, was Japan's first in six quarters. While we believe that the GDP figure overstates the magnitude of the underlying economic recovery, other indicators, such as machinery orders, housing starts, and the June Tankan (the Bank of Japan's short-term economic survey) all seem to suggest that the economy may indeed be bottoming out.

         Rising profit expectations are also playing a role in the stock market's surge. While the aggregated business projections for non-financial companies (as compiled by Nikkei, the leading financial news service in Japan) call for a decline in sales of -2.4%, profits are expected to rise 12.5% due to restructuring. If profits do indeed recover in 1999, it would mark the first increase in three years. Our thesis that fundamental business restructuring would bring about a rise in Japanese corporate earnings regardless of the state of the economy so far appears to be unfolding. If the economic recovery is real, operating leverage creates the potential

                              THE JAPAN FUND, INC.
                         PORTFOLIO MANAGEMENT DISCUSSION

for upside earnings surprises. Since corporate objectives in Japan have focused on sales volume and market share, profit margins have typically averaged 1% to 2%. The reordering of corporate objectives to profits and return on equity could lead to sizeable earning increases from existing plant and investment.

                        Fund Strategy: A Long-Term Focus

         In this environment, we continued to use bottom-up stock selection to find companies whose current stock prices do not reflect what we believe will be their "future value" in 3-4 years. During the quarter, we built a substantial position in globally competitive machinery companies whose domestic orders are bottoming out after several years of decline. We also added to our holdings in the service sector, which contains an abundance of fertile ground secular growth companies. In turn, we took profits on some of our holdings in the brokerage industry due to their large price appreciation and the lack of visibility regarding the impact of commission deregulation this fall.

         We continue to hold several of Japan's major banks, which represent one of the most interesting restructuring experiments in the country. Since the government's injection of public funds included the stipulation that the banks must restructure within a four-year time frame, company managements have been given an important incentive to effect change. The reforms that are being attempted are far-reaching and fundamental. Changes are being made to management goals, organizational structure, personnel appraisal, internal accounting, and credit review systems. In addition, many institutions are exploring mergers and acquisitions as a way to enhance scale economies and gain additional cost reductions. Taken together, these changes represent a sweeping change in the way Japanese banks conduct business. We are confident that the sector will continue to provide opportunities to uncover companies poised for substantial earnings growth through restructuring.

         The Fund's top holding at the close of the period was NTT Mobile Communications (NTT DoCoMo), Japan's dominant operator of wireless communications with over a 50% market share. We believe that the company can achieve earnings growth both through organic means -- via its development of wireless data communication services -- and the aggressive acquisitions of overseas wireless operators. In light of the company's low cost of

                              THE JAPAN FUND, INC.
                         PORTFOLIO MANAGEMENT DISCUSSION

capital, we feel that a potential buyer of NTT DoCoMo would be willing to pay a higher price-to-earnings multiple than it would for a cellular operator in Europe, where debt costs are generally higher. Even if the company is not the subject of a takeover bid, however, we remain confident that it is one of the most attractive large cap growth companies in Japan.

                   Outlook: Risks and Opportunities Lie Ahead

         Looking forward, we remain positive on the 2-3 year prospects of the Japanese market from a number of perspectives. Corporate restructuring is gaining momentum, opening up new avenues for companies to boost their earnings growth. Merger activity and industry consolidation is expected to increase as market forces and changes in the regulatory framework push managements to increase capital efficiency and returns. Interest rates have remained low, meaning that the large amount of maturing CDs and savings deposits should fuel additional inflows of liquidity into the stock market. Perhaps the most significant development is that the bad debt burden of the Japanese banking industry, which led to a paralysis in credit creation following the bubble of the late 1980s, now appears to be largely resolved. Finally, the current valuations of many publicly traded companies remain attractive on a global basis, as evidenced by the continuing purchase of Japanese firms by foreign companies.

         While these positive factors should continue to provide support for the Japanese market, several risks remain in place. For example, a growing fiscal deficit, high levels of unemployment, continued industrial overcapacity, and the possibility of further yen appreciation are all potential threats to Japan's nascent recovery. Given these risks, we remain diversified across sectors and industries, and have intentionally limited our bets on external factors such as the direction of the currency, the economy, or interest rates. Going forward, we will continue to focus on individual stock selection, and will seek to outperform the benchmark over a wide range of possible future scenarios.

Sincerely,

/s/Lynn Birdsong                    /s/Henry Rosovsk

Lynn Birdsong,                      Henry Rosovsky,
President                           Chairman

                              THE JAPAN FUND, INC.
                   PERFORMANCE UPDATE as of June 30, 1999

The Japan Fund, Inc.
-------------------------------------
                      Total Return
 Period     Growth ------------------
 Ended        of     Cumu-   Average
6/30/1999  $10,000  lative    Annual
-------------------------------------
 1 Year    $15,678   56.78%   56.78%
 5 Year    $10,373    3.73%    0.73%
10 Year    $13,782   37.82%    3.26%

TOPIX
-------------------------------------
                      Total Return
 Period     Growth ------------------
 Ended        of     Cumu-   Average
6/30/1999  $10,000  lative    Annual
-------------------------------------
 1 Year    $13,327   33.27%   33.27%
 5 Year    $ 7,198  -28.02%   -6.36%
10 Year    $ 7,434  -25.66%   -2.92%


------------------------------
GROWTH OF A $10,000 INVESTMENT
------------------------------

Yearly Periods ended June 30

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

                  TOPIX         The Japan Fund, Inc.
                  -----         --------------------
        '89      $10,000             $10,000
        '90        9,108              11,866
        '91        7,844              11,072
        '92        5,872               8,842
        '93        9,040              11,365
        '94       10,329              13,287
        '95        8,647               9,660
        '96        9,650              11,221
        '97        8,462              11,282
        '98        5,578               8,790
        '99        7,434              13,782

The Tokyo Stock Exchange Stock Price Index (TOPIX) is an unmanaged capitalization weighted measure (adjusted in U.S. dollars) of all shares listed on the first section of the Tokyo Stock Exchange. Index returns assume dividends are reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.


---------------------------------
RETURNS AND PER SHARE INFORMATION
---------------------------------

Yearly periods ended June 30

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

                           1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
                          --------------------------------------------------------------------------------
Net Asset Value ........  $13.01  $11.51  $ 9.01  $11.57  $12.71  $ 8.44  $ 9.77  $ 9.62  $ 7.15  $11.21
Income Dividends .......  $  .06  $  .09  $   --  $  .01  $  .27  $   --  $  .03  $  .17  $  .33  $   --
Capital Gains
Distributions ..........  $ 4.24  $  .52  $  .21  $   --  $  .39  $  .96  $   --  $   --  $   --  $   --
Fund Total Return (%) ..   18.66   -6.69  -20.14   28.54   16.91  -27.29   16.16     .54  -22.09   56.78
Index Total Return (%) .   -8.94  -13.88  -25.13   53.93   14.25  -16.27   11.60  -12.32  -34.08   33.27

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

                              THE JAPAN FUND, INC.
                      PORTFOLIO SUMMARY as of June 30, 1999

----------------
Asset Allocation
----------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

Equity Holdings             88
Cash Equivalents            23%
                          -----
                           100%
                          =====

                            The Fund's above-average
                         cash position is a short-term
                              anomaly; in general,
                           management seeks to remain
                          fully invested at all times.


------------------------------------------------------
Sector Diversification (Excludes 12% Cash Equivalents)
------------------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

Manufacturing               25%
Consumer Discretionary      14%
Financial                   14%
Technology                  12%
Service Industries          10%
Communications               9%
Health                       5%
Energy                       3%
Consumer Staples             3%
Other                        5%
                          -----
                           100%
                          =====

                             Fund weightings in the
                          manufacturing and financial
                             sectors have increased
                         substantially in the first six
                              months of the year.


----------------------------------------------
Ten Largest Equity Holdings (32% of Portfolio)
----------------------------------------------

1.   NTT Mobile CommunicationS
     Network, Inc. Provider of various
     telecommunication services and
     equipment
2.   Benesse Corp. Provider of educational
     services
3.   Fujitsu Ltd. Manufacturer of computers
4.   Nippon Telegraph & Telephone Corp.
     Telecommunication services
5.   Sony Corp. Manufacturer of consumer
     electronic products
6.   Tokyo Gas Co. Producer and
     supplier of gas to Tokyo
7.   Matsushita Electric Industrial
     Co., Ltd. Manufacturer of consumer
     electrOnic products
8.   Ricoh Co., Ltd. Manufacturer of
     copiers and information equipment
9.   Sumitomo Trust & Banking Co.,
     Ltd. Commercial Bank
10.  Fuji Bank, Ltd. Commercial bank

                             Top holdings reflect a
                            focus on companies that
                         offer value relative to their
                              long-term prospects.


--------------------------------------------------------------------------------
For more complete details about the Fund's Investment Portfolio, see page 8.
A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                              THE JAPAN FUND, INC.
                        INVESTMENT PORTFOLIO (Unaudited)


                                                                                              Principal       Market
                                                                                             Amount (b)      Value ($)
------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS 0.8%
------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 6/30/1999 at 4.8% to be repurchased on 7/1/1999 at $5,250,700 collateralized by a $5,233,000 U.S. Treasury
   Bond, 3.875%, 4/15/2029 (Cost $5,250,000) ...............................................    5,250,000    5,250,000
                                                                                                           ------------
U. S. GOVERNMENT & AGENCIES 0.3%
------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Bill, 9/9/1999 (Cost $2,195,676) .............................................    2,215,000    2,195,403
                                                                                                           ------------

SHORT TERM NOTES 10.7%
------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Bank, 5.0%*, 7/15/1999 ...................................................   30,000,000   29,940,000
Federal Home Loan Bank, 4.7%*, 7/1/1999 ....................................................   14,000,000   14,000,000
Federal Home Loan Mortgage Corp., 4.7%*, 7/1/1999 ..........................................    5,154,000    5,154,000
Federal National Mortgage Association, 2.1%*, 7/13/1999 ....................................   20,000,000   19,966,000
                                                                                                           ------------

Total Short Term Notes (Cost $69,064,250) ..................................................                69,060,000
                                                                                                           ------------

CONVERTIBLE BONDS 0.6%
------------------------------------------------------------------------------------------------------------------------

Manufacturing 0.3%

Office Equipment/Supplies
Ricoh Co., Ltd., 1.5%, 3/29/2002 ........................................................ JPY 123,000,000    1,708,545
                                                                                                           ------------
Technology 0.3%

Electronic Data Processing
Fujitsu Ltd., 1.95%, 3/31/2003 .......................................................... JPY 102,000,000    2,089,421
                                                                                                           ------------
Total Convertible Bonds (Cost $2,452,272) ..................................................                 3,797,966
                                                                                                           ------------

COMMON STOCKS 87.6%
------------------------------------------------------------------------------------------------------------------------

                                                                                      Shares
                                                                                      ------
Consumer Discretionary 12.6%

Department & Chain Stores 2.1%
York-Benimaru Co., Ltd. ....................................................................      366,100   13,833,371
                                                                                                           ------------

Home Furnishings 1.9%
Sangetsu Co., Ltd.                                                                                572,000   12,178,263
                                                                                                           ------------
Recreational Products 1.6%
Bandai Co., Ltd. (c)                                                                              223,000    3,256,174
Shimano Inc.                                                                                      295,000    6,988,094
                                                                                                           ------------
                                                                                                            10,244,268
                                                                                                           ------------

    The accompanying notes are an integral part of the financial statements.

                              THE JAPAN FUND, INC.
                              INVESTMENT PORTFOLIO


                                                        Market
                                             Shares     Value ($)
--------------------------------------------------------------------------------

Restaurants 1.7%
Yoshinoya D&C Co., Ltd. ...............          602    10,850,883
                                                       ------------

Specialty Retail 2.0%
Fast Retailing Co., Ltd. ..............       27,200     2,923,643
Senshukai .............................      615,000     5,415,478
Shimachu Co., Ltd. ....................      201,300     4,460,573
                                                       ------------
                                                        12,799,694
                                                       ------------

Consumer Electronic & Photographic 3.3%
Sony Corp. ............................      198,400    21,407,417
                                                       ------------

Consumer Staples 2.5%

Food & Beverage 1.1%
Rock Field Co., Ltd. ..................      193,600     6,995,180
                                                       ------------

Package Goods/Cosmetics 0.3%
Uni-Charm Co., Ltd. ...................       36,500     1,584,398
                                                       ------------

Textiles 1.1%
Gunze, Ltd. ...........................    2,759,000     7,299,847
                                                       ------------

Health 4.2%

Health Industry Services 1.6%
Nichii Gakkan Company .................       98,200    10,717,599
                                                       ------------

Pharmaceuticals 2.6%
Fujisawa Pharmaceutical Co. ...........      509,000     8,290,793
Yamanouchi Pharmaceutical Co., Ltd. ...      217,000     8,307,164
                                                       ------------
                                                        16,597,957
                                                       ------------

Communications 8.0%

Telephone/Communications
NTT Mobile Communications Network, Inc.        2,225    29,876,390
Nippon Telegraph & Telephone Corp. ....        1,839    21,439,415
                                                       ------------
                                                        51,315,805
                                                       ------------
Financial 12.5%

Banks 9.0%
Fuji Bank, Ltd. .......................    2,182,000    15,226,822
Sakura Bank, Ltd. .....................    3,285,000    12,466,948
Sanwa Bank, Ltd. ......................    1,481,000    14,584,075
Sumitomo Trust & Banking Co., Ltd. ....    3,358,000    16,159,048
                                                       ------------
                                                        58,436,893
                                                       ------------

    The accompanying notes are an integral part of the financial statements.

                              THE JAPAN FUND, INC.
                              INVESTMENT PORTFOLIO

                                                               Market
                                                   Shares      Value ($)
--------------------------------------------------------------------------------

Other Financial Companies 3.5%
Daiwa Securities Co., Ltd. ..................      862,000    5,701,765
Jafco Co., Ltd. .............................      156,000   10,318,740
Nikko Securities Co., Ltd ...................      992,000    6,405,821
                                                            ------------
                                                             22,426,326


Service Industries 9.0%

Environmental Services 1.8%
Sanix Inc. ..................................      236,300   11,429,617
                                                            ------------

Miscellaneous Commercial Services 6.8%
Benesse Corp. ...............................      272,300   29,606,391
Fujitsu Support and Service Inc. ............       60,000    9,088,429
Secom Co., Ltd. .............................       51,000    5,313,159
                                                            ------------
                                                             44,007,979
                                                            ------------

Printing/Publishing 0.4%
Toppan Forms Co., Ltd. ......................      148,000    2,814,502
                                                            ------------

Durables 2.3%

Automobiles 2.2%
Nissan Motor Co., Ltd. ......................    2,456,000   11,737,302
ShinMaywa Industries, Ltd. ..................    1,002,000    2,410,864
                                                            ------------
                                                             14,148,166
                                                            ------------

Telecommunications Equipment 0.1%
Matsushita Communication Industrial Co., Ltd.        8,000      572,161
                                                            ------------

Manufacturing 21.4%

Chemicals 1.4%
Shin-Etsu Chemical Co., Ltd. ................      279,000    9,342,676
                                                            ------------

Containers & Paper 0.8%
Hokuetsu Paper Mills, Ltd. ..................      916,000    4,953,194
                                                            ------------

Electrical Products 3.2%
Matsushita Electric Works, Ltd. .............    1,174,000   11,337,649
Toshiba Corp. ...............................    1,322,000    9,433,098
                                                            ------------
                                                             20,770,747
                                                            ------------

Industrial Specialty 5.2%
Asahi Glass Co., Ltd. .......................    1,675,000   10,871,678
NHK Spring Co., Ltd. ........................    2,565,000   14,336,599
Teijin Ltd. .................................    1,977,000    8,009,674
                                                            ------------
                                                             33,217,951
                                                            ------------

    The accompanying notes are an integral part of the financial statements.

                              THE JAPAN FUND, INC.
                              INVESTMENT PORTFOLIO


                                                                                 Market
                                                                  Shares        Value ($)
-------------------------------------------------------------------------------------------

Machinery/Components/Controls 7.9%
Fanuc Ltd. ................................................        278,000     14,940,676
NSK Ltd. ..................................................      1,617,000      8,877,490
SMC Corp. .................................................        113,400     12,704,700
THK CO., Ltd. .............................................        629,500     14,573,567
                                                                             -------------
                                                                               51,096,433
                                                                             -------------
Office Equipment/Supplies 2.9%
Canon Chemicals, Inc. .....................................        425,700      3,590,177
Ricoh Co., Ltd. ...........................................      1,078,000     14,849,295
                                                                             -------------
                                                                               18,439,472
                                                                             -------------
Technology 10.4%

Diverse Electronic Products 2.8%
Matsushita Electric Industrial Co., Ltd. ..................        927,000     18,011,906
                                                                             -------------

Electronic Components/Distributors 1.9%
NEC Corp. .................................................        736,000      9,158,543
Nidec Corp. ...............................................         19,000      2,860,722
                                                                             -------------
                                                                               12,019,265
                                                                             -------------
Electronic Data Processing 3.1%
Fujitsu Ltd. ..............................................      1,006,000     20,253,917
                                                                             -------------

Semiconductors 2.6%
Advantest Corp. ...........................................         59,700      6,565,050
Rohm Company Ltd. .........................................         33,000      5,170,532
Tokyo Electron Ltd. .......................................         74,000      5,023,275
                                                                             -------------
                                                                               16,758,857
                                                                             -------------

Energy 2.8%

Oil & Gas Production
Tokyo Gas Co. .............................................      7,386,000     18,198,586
                                                                             -------------

Construction 1.9%

Building Materials
Sumitomo Osaka Cement Co., Ltd. ...........................        852,000      1,655,463
Taiheiyo Cement Corp. .....................................      3,606,000     10,345,876
                                                                               12,001,339
Total Common Stocks (Cost $462,653,979) ...................                   564,724,669
                                                                             -------------
-------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $541,616,177) (a)                 $645,028,038
                                                                             ============
-------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                              THE JAPAN FUND, INC.
                              INVESTMENT PORTFOLIO


--------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $541,767,922. At June 30, 1999, net unrealized appreciation for all securities based on tax cost was $103,260,116. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $126,525,480 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $23,265,364.


(b)  Principal amount stated in U.S. dollars unless otherwise noted.


(c) At June 30, 1999, this security has been pledged to cover initial margin requirements for open futures contracts.


*    Annualized yield at time of purchase, not a coupon rate.




At June 30, 1999, open futures contracts purchased long were as follows:


                                                           Aggregate           Unrealized
      Futures          Expiration         Contracts      Face Value ($)     Market Value ($)     Appreciation ($)
      -------          ----------         ---------      --------------     ----------------    ----------------




    TOPIX Index     September 9, 1999     3,460,000        $39,762,897        $40,281,494        $518,597


Currency Abbreviations
------------------------------------------------------------------

JPY       Japanese Yen


   The accompanying notes are an integral part of the financial statements.

                              THE JAPAN FUND, INC.
                              FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Assets

Investments, at market (identified cost $541,616,177) ..   $ 645,028,038
Cash ...................................................             796
Foreign currency holdings, at market
   (identified cost $470,767)...........................         470,767
Receivable for investments sold ........................      11,130,982
Receivable for fund shares sold ........................      14,345,889
Receivable for daily variation margin on open
   futures contracts....................................          66,118
Dividends and interest receivable ......................       1,120,942
Other assets ...........................................           7,176
                                                           --------------
Total assets ...........................................     672,170,708

Liabilities

Payable for investments purchased ......................       5,516,301
Payable for fund shares redeemed .......................       2,367,932
Accrued management fee .................................         341,488
Other payables and accrued expenses ....................         558,279
                                                           --------------
Total liabilities ......................................       8,784,000
                                                           --------------
Net assets, at market value ............................   $ 663,386,708
                                                           ==============

Net Assets

Net assets consist of:
Accumulated distributions in excess of net investment
   income (loss)........................................   $    (466,750)
Net unrealized appreciation (depreciation) on:
   Investments .........................................     103,411,861
   Futures .............................................         518,597
   Foreign currency related transactions ...............          (7,916)
Accumulated net realized gain (loss) ...................     (18,187,621)
Paid-in capital ........................................     578,118,537
                                                           --------------
Net assets, at market value ............................   $ 663,386,708
                                                           ==============

Net asset value, offering and redemption price per share
   ($663,386,708 / 59,177,212 outstanding shares of
   capital stock, $.333 par value, 600,000,000 shares
   authorized) .........................................   $       11.21


   The accompanying notes are an integral part of the financial statements.

                              THE JAPAN FUND, INC.

                              FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Six Months ended June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Investment Income

Income:
Dividends (net of withholding taxes of $262,098) ..............   $   1,467,659
Interest (net of withholding taxes of $1,965) .................         778,391
                                                                  -------------
                                                                      2,246,050

Expenses:
Management fee ................................................       1,687,143
Shareholder and Transfer Agent services .......................         339,044
Directors fees and expenses ...................................         109,455
Custodian and accounting fees .................................         114,214
Reports to shareholders .......................................          89,992
Legal .........................................................          49,041
Auditing ......................................................          26,300
Registration fees .............................................          26,925
Other .........................................................          14,544
                                                                  -------------
                                                                      2,456,658
                                                                  -------------

Net investment income (loss) ..................................        (210,608)
                                                                  -------------

Net realized and unrealized gain (loss) on investment
   transactions
Net realized gain (loss) from:
Investments ...................................................      45,922,802
Futures .......................................................         423,474
Foreign currency related transactions .........................        (241,892)
                                                                  -------------
                                                                     46,104,384
                                                                  -------------

Netunrealized appreciation (depreciation) during the period on:
Investments ...................................................      96,552,643
Futures .......................................................         518,597
Foreign currency related transactions .........................         (22,988)
                                                                  -------------
                                                                     97,048,252
                                                                  -------------
Net gain (loss) on investment transactions ....................     143,152,636
                                                                  -------------

Net increase (decrease) in net assets resulting from
   operations .................................................   $ 142,942,028
                                                                  =============

   The accompanying notes are an integral part of the financial statements.

                              THE JAPAN FUND, INC.

                              FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              Six Months
                                                Ended        Year Ended
                                            June 30, 1999   December 31,
Increase (Decrease) in Net Assets            (Unaudited)        1998
--------------------------------------------------------------------------------

Operations:
Net investment income (loss) .............   $    (210,608)   $    (427,405)
Net realized gain (loss) from investment
   transactions...........................      46,104,384      (22,778,794)
Net unrealized appreciation (depreciation)
   on investment transactions during the
   period.................................      97,048,252       93,971,345
                                             -------------    -------------
Net increase (decrease) in net assets
   resulting from operations..............     142,942,028       70,765,146
                                             -------------    -------------
Distributions to shareholders:
In excess of net investment income .......            --         (3,176,155)
                                             -------------    -------------
Total distributions to shareholders ......            --         (3,176,155)
Fund share transactions:
                                             -------------    -------------
Proceeds from shares sold ................     740,434,457      657,707,572
Net asset value of shares issued to
   shareholders in reinvestment of
   distributions..........................            --          2,709,032
Cost of shares redeemed ..................    (567,115,418)    (646,061,885)
                                             -------------    -------------
Net increase (decrease) in net assets from
   Fund share transactions................     173,319,039       14,354,719
                                             -------------    -------------
Increase (decrease) in net assets ........     316,261,067       81,943,710
Net assets at beginning of period ........     347,125,641      265,181,931
                                             -------------    -------------
Net assets at end of period (including
   accumulated distributions in excess of
   net investment income of $466,750 and
   $256,142, respectively)................   $ 663,386,708    $ 347,125,641
                                             =============    =============
Other Information
Increase (decrease) in Fund shares
Shares outstanding at beginning of period       41,668,266       39,174,523
                                             -------------    -------------
Shares sold ..............................      76,952,573       90,183,280
Shares issued to shareholders in
   reinvestment of distributions..........            --            367,077
Shares redeemed ..........................     (59,443,627)     (88,056,614)
                                             -------------    -------------
Net increase (decrease) in Fund shares ...      17,508,946        2,493,743
                                             -------------    -------------
Shares outstanding at end of period ......      59,177,212       41,668,266
                                             =============    =============


   The accompanying notes are an integral part of the financial statements.

                              THE JAPAN FUND, INC.
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                        Six Months
                                          Ended
                                         June 30,                     Years Ended December 31,
                                         1999(a)    -----------------------------------------------------------
                                       (Unaudited)   1998(a)     1997(a)    1996(a)       1995      1994(a)
                                     --------------------------------------------------------------------------
Net asset value, beginning of period      $ 8.33     $  6.77      $ 8.33    $  9.44     $ 10.50     $ 10.33
                                     -----------     -------     -------     -------     -------     -------
Income from investment operations:
Net investment income (loss) ........         --        (.01)       (.03)      (.03)       (.01)       (.05)
Net realized and unrealized gain
  (loss) on investments .............       2.88        1.65       (1.16)     (1.00)       (.94)        1.07
                                     -----------     -------     -------     -------     -------     -------
Total from investment operations ....       2.88        1.64       (1.19)     (1.03)       (.95)        1.02
                                     -----------     -------     -------     -------     -------     -------
Less distributions:
In excess of net investment income ..         --        (.08)       (.37)      (.08)          --          --
From net realized gains on
  investment transactions ...........         --          --          --         --          --        (.80)
                                     -----------     -------     -------     -------     -------     -------

In excess of net realized gains .....         --          --          --         --        (.11)       (.05)
                                     -----------     -------     -------     -------     -------     -------
Total distributions .................         --        (.08)       (.37)      (.08)       (.11)       (.85)
                                     -----------     -------     -------     -------     -------     -------
Net asset value, end of period ......     $11.21     $  8.33     $  6.77    $  8.33     $  9.44      $ 10.50
                                     ===========     =======     ========    =======     =======     =======
Total Return (%) ....................      34.57**     24.29      (14.40)    (10.92)      (9.07)       10.03
Ratios and Supplemental Data
Net assets, end of period ($ millions)       663         347         265        386         549          586
Ratio of operating expenses to
  average daily net assets (%) ......       1.10*       1.26        1.21       1.16        1.21         1.08
Ratio of net investment income
  (loss) to average daily net
  assets (%) ........................       (.09)*      (.14)       (.38)      (.34)       (.24)        (.40)
Portfolio turnover rate (%) .........      105.7*       90.4        96.4       72.6        69.9         74.3


(a)  Based on monthly average shares outstanding during the period.
*    Annualized
**   Not annualized

                              THE JAPAN FUND, INC.
                        FINANCIAL STATEMENTS (Unaudited)

A. Significant Accounting Policies
--------------------------------------------------------------------------------

The Japan Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities traded in the over-the-counter market for which there have been sales are valued at the most recent sale price reported. If no sales occurred in the over-the-counter market, the security is then valued at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                              THE JAPAN FUND, INC.
                        FINANCIAL STATEMENTS (Unaudited)

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased securities index futures as a temporary substitute for purchasing selected investments.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. Under the United States-Japan tax treaty, Japan imposes a withholding tax of 15% on dividends and 10% on interest. There is currently no Japanese tax on capital gains.

At December 31, 1998, the Fund had a net basis capital loss carryforward of approximately $59,392,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2003 ($23,266,000), December 31, 2004 ($7,417,000), December 31, 2005,
($5,135,000) and December 31, 2006 ($23,574,000), the respective expirations dates, whichever occurs first. In addition, from November 1, 1998 through December 31, 1998, the Fund incurred approximately $4,002,000 of net realized capital losses. As permitted by tax regulations, the Fund elected to defer these losses and treat them as arising in the fiscal year ending December 31, 1999.

                              THE JAPAN FUND, INC.
                        FINANCIAL STATEMENTS (Unaudited)

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, foreign denominated investments, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities
--------------------------------------------------------------------------------

During the six months ended June 30, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $319,276,295 and $224,010,856, respectively.

The aggregate face value of futures contracts opened during the six months ended June 30, 1999 was $39,762,897.

C. Related Parties
--------------------------------------------------------------------------------

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Fund agrees to pay the Adviser a fee equal to an annual rate of 0.85% of the first $100,000,000 of the Fund's average daily net assets, 0.75% of the next $200,000,000 of such assets, 0.70% of the next $300,000,000 of such assets and 0.65% of such net assets in excess of $600,000,000 computed and accrued daily and paid monthly. For the six months ended June 30, 1999, the fee pursuant to these agreements amounted to $1,687,143, of which $341,488 is unpaid at June 30, 1999. This was equivalent to an annual effective rate of .76% of the Fund's average daily net assets.

                              THE JAPAN FUND, INC.
                        FINANCIAL STATEMENTS (Unaudited)

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended June 30, 1999, the amount charged to the Fund by SSC aggregated $232,586, of which $40,217 is unpaid at June 30, 1999.

The Fund pays each of its Directors not affiliated with the Adviser an annual fee plus specified amounts for attended board and committee meetings. For the six months ended June 30, 1999, the Directors fees and expenses aggregated $85,910, of which $1,522 is unpaid at June 30, 1999.

D. Directors' Retirement Benefits
--------------------------------------------------------------------------------

Under a retirement program, which became effective January 1, 1992, independent members of the Board of Directors who meet certain criteria become eligible to participate in a defined benefit retirement program. Under this program monthly payments will be made for a period of 120 months by the Fund based on the individual's final year basic Directors fees and length of service. For the six months ended June 30, 1999, Directors' retirement benefits amounted to $23,545. At June 30, 1999, the Fund has accrued $257,609 for such benefits.

E. Line of Credit
--------------------------------------------------------------------------------

The Fund and several other Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                              THE JAPAN FUND, INC.
                             OFFICERS AND DIRECTORS

Henry Rosovsky
Chairman of the Board and
Director
   Professor Emeritus, Harvard
   University; Professor, Geyser University

Lynn Birdsong*
President

Peter Booth
Director
   Senior Vice President;
   Corning Incorporated

William L. Givens
Director
   President, Twain Associates

Thomas M. Hout
Director
   Senior Advisor,
   Boston Consulting Group

John F. Loughran
Director
   Director, The Finisterre Fund

Yoshihiko Miyauchi
Director
   President and CEO, ORIX Corporation

William V. Rapp
Director
   Academic Director,
   International Relations,
   Yale University; Senior Research
   Associate, Columbia University;
   Managing Director, Rue Associates

Takeo Shiina
Director
   Chairman, President and
   CEO, IBM Japan, Ltd.

O. Robert Theurkauf*
Director

Hiroshi Yamanaka
Director
   Advisor to the Board, The
   Meiji Mutual Life Insurance Company

Elizabeth J. Allan*
Vice President

William E. Holzer*
Vice President

Maureen E. Kane*
Assistant Secretary

Seung Kwak*
Vice President

Miyuki Wakatsuki*
Vice President

Gina Provenzano*
Vice President and Treasurer

Kathryn L. Quirk*
Vice President and Secretary

John R. Hebble*
Assistant Treasurer

HONORARY DIRECTORS

William H. Gleysteen, Jr.
   Consultant; Guest Scholar,
   Brookings Institute

Jonathan Mason
   Former Chairman of the Board
   and Director, The Japan Fund, Inc.

James W. Morley
   Professor of Political Science
   Emeritus, Columbia University

Robert G. Stone, Jr.
   Chairman Emeritus and Director,
   Kirby Corporation

Shoji Umemura
Former Director of The Japan
Fund, Inc.
   Board Counselor, The Nikko
   Securities Co., Ltd.


                       * Scudder Kemper Investments, Inc.

                                    [LOGO]

You can call toll free (1-800-343-2890) anytime day or night and get access to automated information regarding transactions in your account as well as The Japan Fund's share price. By using your touch-tone telephone and providing the necessary information (including your account number), you can receive daily updates from this computerized system.

 We remind all shareholders that the Fund offers a free dividend reinvestment program. You can obtain additional information about this feature and arrange to have all dividends and capital gain distributions reinvested in additional Fund shares by calling The Japan Fund Service Center at 1-800-53-JAPAN (1-800-535-2726). The Fund typically distributes capital gains twice a year (December and March).

                               HOW TO CONTACT US:

                                 1-800-53-JAPAN

                                 1-800-535-2726
                      (Outside the U.S. call 617-295-1000)

                                 The Japan Fund
                           Shareholder Service Center
                             Two International Place
                                Boston, MA 02110

                        Scudder Kemper Investments, Inc.
                               Investment Manager